Exhibit 10.22

EXECUTION

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of June 14, 2018 (this “Amendment”), among Column Financial, Inc. (“Column”), as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer” and collectively with CS Cayman, the “Buyers”), InPoint CS Loan, LLC (the “Seller”) and InPoint Commercial Real Estate Income, Inc. (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 15, 2018 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). The Administrative Agent, the Buyers, the Seller and the Guarantor are parties to that certain Pricing Side Letter, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of the Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, the Pricing Side Letter and the Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

SECTION 2. Covenants. Section 14(d) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

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(d) Beneficial Ownership Certification. Seller shall at all times either (i) ensure that the Seller has delivered to Administrative Agent a Beneficial Ownership Certification, if applicable, and that the information contained therein is true and correct in all respects or (ii) deliver to Administrative Agent an updated Beneficial Ownership Certification within one (1) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor;

(b)Amendment No. 1 to Pricing Side Letter, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(c)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the date hereof any reference in the Program Agreements to the Repurchase Agreement shall be deemed a reference to the Repurchase Agreement, as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery by electronic mail of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

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SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

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COLUMN FINANCIAL, INC., as Administrative Agent

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

By:/s/ Patrick J. Hart

Name:Patrick J. Hart

Title:Vice President

ALPINE SECURITIZATION LTD, as a Buyer, by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Attorney-in-Fact

By:/s/ Elie Chau

Name:Elie Chau

Title:Authorized Signatory

By:/s/ Patrick J. Hart

Name:Patrick J. Hart

Title:Vice President

INPOINT CS LOAN, LLC, as Seller

By:s/ Andrew Winer

Name:Andrew Winer

Title:Chief Investment Officer

INPOINT COMMERCIAL REAL ESTATE INCOME, INC., as Guarantor

By:s/ Andrew Winer

Name:Andrew Winer

Title:Chief Investment Officer

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EXECUTION

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of May 14, 2019 (this “Amendment”), among Column Financial, Inc. (“Column”), as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer” and collectively with CS Cayman, the “Buyers”), InPoint CS Loan, LLC (the “Seller”) and InPoint Commercial Real Estate Income, Inc. (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). The Administrative Agent, the Buyers, the Seller and the Guarantor are parties to that certain Pricing Side Letter, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of the Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, the Pricing Side Letter and the Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1(i) deleting the “or” at the end of clause (B) in the definition of “Change in Control”, (ii) deleting the “.” at the end of clause (C) in the definition of “Change in Control” and replacing it with “; or” and (iii) adding the following new clause (D) at the end thereof:

(D) a Division/Series Transaction has occurred with respect to Seller, Guarantor or any of its Subsidiaries adding the following new definition in its proper alphabetical order:

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“Division/Series Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation Section 18-217 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(b)Amendment No. 7 to Pricing Side Letter, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor.

SECTION 3. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the date hereof any reference in the Program Agreements to the Repurchase Agreement shall be deemed a reference to the Repurchase Agreement, as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery by electronic mail of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK

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GENERAL OBLIGATIONS LAW).

SECTION 8. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

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COLUMN FINANCIAL, INC., as Administrative Agent

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

By:/s/ Enrique Flores

Name:Enrique Flores

Title:Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Attorney-in-Fact

By:/s/ Marcus DiBrito

Name:Marcus DiBrito

Title:Vice President

By:/s/ Enrique Flores

Name:Enrique Flores

Title:Vice President

INPOINT CS LOAN, LLC, as Seller

By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

INPOINT COMMERCIAL REAL ESTATE INCOME, INC., as Guarantor

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By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

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EXECUTION

AMENDMENT NO. 3 TO MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of July 15, 2021 (this “Amendment”), among Column Financial, Inc. (“Column”), as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer” and collectively with CS Cayman, the “Buyers”), InPoint CS Loan, LLC (the “Seller”) and InPoint Commercial Real Estate Income, Inc. (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). The Administrative Agent, the Buyers, the Seller and the Guarantor are parties to that certain Pricing Side Letter, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of the Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, the Pricing Side Letter and the Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Margin Maintenance. Section 6 of the Existing Repurchase Agreement is hereby amended by deleting paragraph (b) in its entirety and replacing it with the following:

(b)  Notice delivered pursuant to Section 6(a) may be given by any written means. Any notice given before 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day; notice given after 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the second (2nd) Business Day thereafter (the foregoing time requirements for satisfaction of a

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Margin Call are referred to as the “Margin Deadlines”). The failure of Administrative Agent, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Administrative Agent to do so at a later date. Seller and Administrative Agent each agree that a failure or delay by Administrative Agent to exercise its rights hereunder shall not limit or waive Administrative Agent’s or Buyers’ rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

SECTION 3. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the date hereof any reference in the Program Agreements to the Repurchase Agreement shall be deemed a reference to the Repurchase Agreement, as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by Administrative Agent in its sole discretion.

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SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

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COLUMN FINANCIAL, INC., as Administrative Agent

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

By:/s/ Enrique Flores

Name:Enrique Flores

Title:Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Attorney-in-Fact

By:/s/ Marcus DiBrito

Name:Marcus DiBrito

Title:Vice President

By:/s/ Enrique Flores

Name:Enrique Flores

Title:Vice President

INPOINT CS LOAN, LLC, as Seller

By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

INPOINT COMMERCIAL REAL ESTATE INCOME, INC., as Guarantor

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By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

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EXECUTION

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement, dated as of March 25, 2022 (this “Amendment”), among Column Financial, Inc. (“Column”), as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer” and collectively with CS Cayman, the “Buyers”), InPoint CS Loan, LLC (the “Seller”) and InPoint Commercial Real Estate Income, Inc. (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain Master Repurchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). The Administrative Agent, the Buyers, the Seller and the Guarantor are parties to that certain Pricing Side Letter, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of the Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, the Pricing Side Letter and the Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Transaction Requests and Confirmations. With respect to Transactions subject to a Transaction Request and Confirmation that is dated prior to the Amendment Effective Date, Administrative Agent, Buyers and Seller hereby agree that any and all references to “LIBOR” shall be deleted in their entirety and replaced with “Reference Rate”. For the avoidance of doubt, any “index floor” referenced in such Transaction Request and Confirmation shall continue to be in force and effect.

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SECTION 2. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:adding the following definitions in their proper alphabetical order:

“Reference Rate” means Term SOFR, or a Successor Rate pursuant to Section 5(c) of this Agreement.

“SOFR” means a rate per annum equal to the secured overnight financing rate published by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Successor Rate” has the meaning specified in Section 5(c) hereof.

“Successor Rate Conforming Changes” means with respect to any proposed Successor Rate, any technical, administrative or operational change (including any change to the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its sole discretion, may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Successor Rate exists, in such other manner of administration as the Administrative Agent decides, in its sole discretion, is reasonably necessary in connection with the administration of this Agreement or any other Program Agreement).

“Term SOFR” means the forward-looking term rate based on SOFR as published by the Term SOFR Administrator for a one-month period on the Term SOFR Determination Day as such rate is published by the Term SOFR Administrator; provided that, if the Administrative Agent determines that any such lookback or other conventions for this rate selected is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole discretion.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).

“Term SOFR Determination Day” means the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday and (iii) a day on which the Securities Industry and Financial Markets

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Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

2.1	deleting the definition of “LIBOR” and any and all references thereto.

SECTION 3. Price Differential. Section 5 of the Existing Repurchase Agreement is hereby amended by:

3.1	deleting paragraph (c) in its entirety and replacing it with the following:

(c)If prior to any Pricing Period, Administrative Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Reference Rate; (ii) the Reference Rate is no longer in existence; (iii) continued implementation of the Reference Rate is no longer operationally, administratively or technically feasible or no significant market practice for the administration of the Reference Rate exists, (iv) the Reference Rate will not adequately and fairly reflect the cost to Administrative Agent and Buyers of purchasing or maintaining Transactions or (v) the administrator of the Reference Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Reference Rate shall no longer be made available or used for determining the interest rate of loans, Administrative Agent may give prompt notice thereof to Seller, whereupon the rate for such Pricing Period that will replace the Reference Rate for such Pricing Period, and for all subsequent Pricing Periods until such notice has been withdrawn by Administrative Agent, shall be the greater of (x) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (y) zero, together with any proposed Successor Rate Conforming Changes, as determined by Administrative Agent in its sole discretion (any such rate, a “Successor Rate”).

3.2	adding the following new paragraph at the end thereof:

(d)To the extent Administrative Agent implements a Successor Rate and Successor Rate Conforming Changes it will promptly notify Seller of the effectiveness of any such changes. Any determination of a Successor Rate and the adoption of Successor Rate Conforming Changes shall be made by Buyer in a manner substantially consistent with market practice with respect to similarly situated counterparties with substantially similar assets in similar facilities and any such Successor Rate Conforming Changes will become effective without any further action or consent of Seller to this Agreement or the other Program Agreements.

SECTION 4. Conditions Precedent. Section 10(b) of the Existing Repurchase Agreement is hereby amended by deleting paragraph (6) in its entirety and replacing it with the following:

(6) Requirements of Law. Neither Administrative Agent nor Buyers shall have determined that any introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate

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based on the Reference Rate or any alternative rate chosen by Administrative Agent pursuant to Section 5(c) hereof.

SECTION 5. Form of Closing Data Tape. Exhibit B to the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A hereto.

SECTION 6. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(b)that certain Amendment No. 14 to the Pricing Side Letter, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor.

SECTION 7. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the date hereof any reference in the Program Agreements to the Repurchase Agreement shall be deemed a reference to the Repurchase Agreement, as amended hereby.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law.  Any document accepted, executed or agreed to in

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conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by Administrative Agent in its sole discretion.

SECTION 10. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

LEGAL02/41456375v3

COLUMN FINANCIAL, INC., as Administrative Agent

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:/s/ Jack Hempling

Name:Jack Hempling

Title:Authorized Signatory

By:/s/ Marcus DiBrito

Name:Marcus DiBrito

Title:Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Attorney-in-Fact

By:/s/ Marcus DiBrito

Name:Marcus DiBrito

Title:Vice President

By:/s/ Erin McCutcheon

Name:Erin McCutcheon

Title:Director

INPOINT CS LOAN, LLC, as Seller

By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

LEGAL02/41456375v3

INPOINT COMMERCIAL REAL ESTATE INCOME, INC., as Guarantor

By:s/ Jason Fruchtman

Name:Jason Fruchtman

Title:Authorized Signatory

7

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